UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 14, 2003


                            First United Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                            0-14237              52-1380770
        --------                            -------              ----------
(State or other jurisdiction of     (Commission file number)    (IRS Employer
 incorporation or organization)                              Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Event

FIRST UNITED CORPORATION ADDED TO RUSSELL 300 INDEX

On July 14, 2003, First United Corporation (the "Company") announced that the Frank Russell Company has added the Company to the Russell 3000(R) Index. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

(c) Exhibit 99.1 Press Release dated July 14, 2003.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   FIRST UNITED CORPORATION


Dated:  July 15, 2003                         By:  /s/ Robert W. Kurtz
                                                   -----------------------------
                                                    Robert W. Kurtz
                                                    President and CFO

                               EXHIBIT INDEX

Exhibit
Number           Description
--------         -----------
Exhibit 99.1     Press Release dated July 14, 2003.